SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 29, 2003

Wells Real Estate Fund IV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20103	58-1915128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Sale of Assets

The Village Overlook Property

On September 29, 2003, Fund IV and Fund V Associates (the “Joint Venture”), a joint venture partnership between Wells Real Estate Fund IV, L.P. (the “Registrant”) and Wells Real Estate Fund V, L.P. sold two two-story office buildings containing approximately 35,700 rentable square feet located in Stockbridge, Georgia (the “Village Overlook Property”) for a sales price of approximately $5.3 million.

The Registrant holds an approximately 37.7% equity percentage interest in the Joint Venture. The net sales proceeds allocable to the Registrant as a result of the sale of the Village Overlook Property were approximately $1.9 million, and the Registrant recognized a gain of approximately $0.7 million from the transaction.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund IV, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2003	F-2

Pro Forma Statement of Income for the year ended December 31, 2002	F-3

Pro Forma Statement of Income for the six months ended June 30, 2003	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IV, L.P. (Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

By: Wells Capital, Inc.
General Partner

By: /s/ Leo F. Wells, III
Leo F. Wells, III President

By:	/s/ Leo F. Wells, III

LEO F. WELLS, III General Partner

Date: October 10, 2003

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WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IV, L.P. included in its annual report filed on Form 10-K for the year ended December 31, 2002 and quarterly report filed on Form 10-Q for the period ended June 30, 2003.

The following unaudited pro forma balance sheet as of June 30, 2003 has been prepared to give effect to the disposition of the Village Overlook Property by Fund IV and Fund V Associates, a joint venture partnership between Wells Real Estate Fund IV, L.P. and Wells Real Estate Fund V, L.P., as if the disposition occurred on June 30, 2003. Wells Real Estate Fund IV, L.P. holds an equity interest of approximately 37.7% in Fund IV and Fund V Associates which owns the Village Overlook Property.

The following unaudited pro forma statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 have been prepared to give effect to the disposition of the Village Overlook Property as if the disposition occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Village Overlook Property been consummated as of January 1, 2002.

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund IV, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in Joint Ventures	$8,524,848	$(1,231,967	)(b)	$7,292,881
Due from Joint Ventures	154,728	0		154,728
Cash and cash equivalents	47,768	1,894,076	(c)	1,941,844

Total assets	$8,727,344	$662,109		$9,389,453

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$6,856	0		$6,856

Total liabilities	6,856	0		6,856

Partners’ capital:
Limited partners:
Class A—1,322,909 units outstanding	8,720,488	644,686		9,365,174
Class B—38,551 units outstanding	0	17,423		17,423

Total partners’ capital	8,720,488	662,109	(d)	9,382,597

Total liabilities and partners’ capital	$8,727,344	$662,109		$9,389,453

(a)	Historical financial information has been obtained from Wells Real Estate Fund IV, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects the portion of Wells Real Estate Fund IV, L.P.’s investment in Fund IV and Fund V Associates, which is attributable to the Village Overlook Property.

(c)	Reflects Wells Real Estate Fund IV, L.P.’s proportionate share of the Village Overlook Property’s net sales proceeds.

(d)	Reflects Wells Real Estate Fund IV, L.P.’s proportionate share of the gain recognized on the sale of the Village Overlook Property.

See accompanying notes

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited)

	Wells Real Estate Fund IV, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$487,189	$(32,394	)(b)	$454,795
Other income	1,444	0		1,444

	488,633	(32,394)		456,239

EXPENSES:
Partnership administration	65,665	0		65,665
Legal and accounting	31,327	0		31,327
Other general and administrative	6,625	0		6,625

	103,617	0		103,617

NET INCOME	$385,016	$(32,394)		$352,622

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$385,016	$(32,394)		$352,622

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0.00	$0.00		$0.00

NET INCOME PER CLASS A LIMITED PARTNER UNIT	$0.29			$0.27

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

DISTRIBUTION PER CLASS A LIMITED PARTNER UNIT	$0.69			$0.69

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,322,909			1,322,909

CLASS B	38,551			38,551

(a)	Historical financial information has been obtained from Wells Real Estate Fund IV, L.P.’s annual report filed on Form 10-K for 2002.

(b)	Reflects Wells Real Estate Fund IV, L.P.’s equity in income of Fund IV and Fund V Associates related to the Village Overlook Property. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

See accompanying notes

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund IV, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$245,138	$(32,768	)(b)	$212,370
Other income	355	0		355

	245,493	(32,768)		212,725

EXPENSES:
Partnership administration	41,559	0		41,559
Legal and accounting	13,109	0		13,109
Computer costs	3,373	0		3,373

	58,041	0		58,041

NET INCOME	$187,452	$(32,768)		$154,684

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$187,452	$(32,768)		$154,684

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER CLASS A LIMITED PARTNER UNIT	$0.14			$0.12

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

CASH DISTRIBUTION PER CLASS A LIMITED PARTNER UNIT	$0.14			$0.14

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,322,909			1,322,909

CLASS B	38,551			38,551

(a)	Historical financial information has been obtained from Wells Real Estate Fund IV, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects Wells Real Estate Fund IV, L.P.’s equity in income of Fund IV and Fund V Associates related to the Village Overlook Property. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

See accompanying notes

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